UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 2 on
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2015

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(214) 905-5145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 2 on Form 8-K/A is being filed for the purpose of updating and re-filing the Securities Purchase Agreement dated August 31, 2015 and executed on September 6, 2015 (the “Purchase Agreement”) that was described in, and filed as an Exhibit, to the original Form 8-K filed on September 11, 2015 and to Amendment No. 1 on Form 8-K/A filed on September 18, 2015.

The Purchase Agreement is being re-filed to include an updated Exhibit A, identifying the investors and the investment amounts, as part of the Purchase Agreement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 31, 2015 and executed on September 6, 2015, 2013 by and between ULURU Inc. and the purchasers’ party thereto.*
10.2	Registration Rights Agreement, dated August 31, 2015 and executed on September 6, 2015, 2013 by and between ULURU Inc. and the purchasers’ party thereto.**
99.1	Press Release issued by ULURU Inc. dated September 11, 2015.**

   * Filed herewith
 ** Incorporated by reference to the Form 8-K filed by the Company on September 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: September 25, 2015	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer

Exhibit Index

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 31, 2015 and executed on September 6, 2015, 2013 by and between ULURU Inc. and the purchasers’ party thereto.*
10.2	Registration Rights Agreement, dated August 31, 2015 and executed on September 6, 2015, 2013 by and between ULURU Inc. and the purchasers’ party thereto.**
99.1	Press Release issued by ULURU Inc. dated September 11, 2015.**

   * Filed herewith
 ** Incorporated by reference to the Form 8-K filed by the Company on September 11, 2015.